UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 19, 2020

PEBBLEBROOK HOTEL TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-34571	27-1055421
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4747 Bethesda Avenue,	Suite 1100
Bethesda,	Maryland	20814
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (240) 507-1300
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value per share	PEB	New York Stock Exchange
Series C Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PC	New York Stock Exchange
Series D Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PD	New York Stock Exchange
Series E Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PE	New York Stock Exchange
Series F Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 19, 2020, Pebblebrook Hotel Trust (the “Company”) convened its 2020 Annual Meeting of Shareholders. The matters on which the shareholders voted were:

(i)	the election of the trustees of the Company to serve until its 2021 Annual Meeting of Shareholders and until their successors are duly elected and qualified;

(ii)	the ratification of the appointment of KPMG LLP to serve as the Company’s independent registered public accountants for the year ending December 31, 2020; and

(iii)	the approval, in an advisory and non-binding vote, of the compensation of the Company’s named executive officers.
All of the trustee nominees were elected, the selection of the independent registered public accountants was ratified and the compensation of the Company’s named executive officers was approved. The results of the voting were as set forth below.
Proposal 1 - election of trustees:

Trustee	Votes For	Votes Against	Abstentions
Jon E. Bortz	109,693,224	3,931,859	43,089
Cydney C. Donnell	112,371,978	1,253,496	42,698
Ron E. Jackson	111,772,637	1,852,474	43,061
Phillip M. Miller	112,523,278	1,101,834	43,060
Michael J. Schall	112,273,033	1,352,109	43,030
Bonny W. Simi	111,980,256	1,647,864	40,052
Earl E. Webb	112,615,832	1,009,260	43,080

Proposal 2 - ratification of the appointment of independent registered public accountants:

Votes For	Votes Against	Abstentions
122,168,284	1,592,608	41,054

Proposal 3 - approval of compensation of named executive officers:

Votes For	Votes Against	Abstentions
110,022,566	3,583,608	61,998

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLEBROOK HOTEL TRUST

May 20, 2020	By:	/s/ Raymond D. Martz
		Name:	Raymond D. Martz
		Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary